Long-term investments	12 Months Ended
Dec. 31, 2022
Equity Method Investments and Joint Ventures [Abstract]
Long-term investments
10.
Long-term investments

The following table sets forth a breakdown of the long-term investments held by the Company as of December 31, 2021 and 2022:

	As of December 31,
	2021	2022
	(US$ thousand)
Equity investments without readily determinable fair value	$36,025	$41,377
Financial products issued by banks	—	39,000
Equity method investments	12,704	9,215
Debt security	5,196	4,567
	$53,925	$94,159

Equity investments without readily determinable fair value

As of December 31, 2022, the Company’s equity investments without readily determinable fair value primarily consist of small, non-controlling investments in companies for which the Company has equity ownership with preferential rights but cannot exert significant influence. In accordance with ASC 321, the Company elected to use the measurement alternative to measure such investments at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments of the same issuer, if any. For those equity investments having observable price changes in orderly transactions for the identical or similar investments of the same issuers, the Company would disclose the fair value of the alternative measure method investments. The initial cost value of equity securities without readily determinable fair values were US$36.5 million and US$51.9 million as of December 31, 2021 and 2022, respectively. There was no re-measurement gain or loss being recognized in connection with equity investments accounted for using the measurement alternative for the years ended December 31, 2021 and 2022. There were US$0.6 million and US$8.3 million impairment on these investments for the years ended December 31, 2021 and 2022, respectively, primarily due to business deterioration of certain investees as a result of macroeconomic changes.

Financial products issued by banks

As of December 31, 2022, the Company had US$39.0 million financial products issued by banks with original maturities over one year. The weighted average maturities period was 1.9 years. The products contain a minimum guaranteed interest rate and a floating but capped interest rate with original maturities over one year. The Company measures the carrying amount of investments based on the principal amount plus the minimum guaranteed interest rate published by these banks.

Equity method investments

The Company’s equity method investments are in limited partnership funds as a limited partner. The Group’s proportionate share of equity investee’s net loss or earnings for the year ended December 31, 2021 and 2022 were US$0.1 million and US$0.2 million, respectively, recorded in equity in income of affiliates. Due to the cancellation of certain investment project, the Group withdrew its investment of US$7.7 million from certain limited partnership fund, with the return of US$2.1 million cash and reversal of US$5.6 million payables, during the year ended December 31, 2022.

Debt security

The Company invested in convertible bonds issued by a third party in 2021 with the intention to hold the security for more than twelve months, which is accounted for at fair value. Unrealized gains/losses and interest recorded on the convertible bonds in the consolidated statements of comprehensive loss were US$0.2 million and US$0.9 million for the years ended December 31, 2021 and 2022, respectively.